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                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS








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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        We hereby consent to the use of our report, dated July 27, 1999, in this quarterly report on Form 10-QSB for JumpMusic.Com, Inc.







Chisholm & Associates
North Salt Lake, Utah
July 25, 2000